Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of
Rice Acquisition Corporation 3

Opinion on the Consolidated Financial Statement

We have audited the accompanying consolidated balance sheet of Rice Acquisition Corporation 3 (the “Company”) as of October 2, 2025, and the related notes (collectively referred to as the “consolidated financial statement”). In our opinion, the consolidated financial statement presents fairly, in all material respects, the financial position of the Company as of October 2, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This consolidated financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2025.

New York, New York
October 8, 2025

RICE ACQUISITION CORPoration 3
Consolidated Balance Sheet
October 2, 2025

Assets:
Current assets
Cash	$3,700,422
Prepaid expenses	7,500
Total current assets	3,707,922
Cash held in Trust Account	345,000,000
Total Assets	$348,707,922

Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit

Liabilities:
Current liabilities
Accrued offering costs	$533,817
Accrued expenses	7,500
Promissory note – related party	257,036
Total current liabilities	798,353
Deferred legal fee	2,302,327
Deferred underwriting fee	13,368,750
Total liabilities	16,469,430

Commitments and contingencies (Note 5)

Class A ordinary shares subject to possible redemption, 34,500,000 shares at redemption value of $10.00 per share	345,000,000

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 300,000,000 shares authorized; 2,500 shares issued and outstanding (excluding 34,500,000 Class A ordinary shares subject to possible redemption)	—
Class B ordinary shares, $0.0001 par value; 30,000,000 shares authorized; 11,500,100 shares issued and outstanding	1,150
Additional paid-in capital	—
Accumulated deficit	(12,759,553)
Total Rice Acquisition Corporation 3 deficit	(12,758,403)
Non-controlling interest in subsidiary	(3,105)
Total shareholders’ deficit	(12,761,508)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit	$348,707,922

The accompanying notes are an integral part of the consolidated financial statement.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 1 — Description of Organization and Business Operations

Rice Acquisition Corporation 3 is a blank check company incorporated as a Cayman Islands exempted company on June 6, 2025. As used herein, “the Company” refers to Rice Acquisition Corporation 3 and its subsidiary, Rice Acquisition Holdings 3 LLC (“Opco”), unless the context indicates otherwise. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any specific Business Combination target, and the Company has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any Business Combination target with respect to an initial Business Combination with the Company.

As of October 2, 2025, the Company had not commenced any operations. All activity for the period from June 6, 2025 (inception) through October 2, 2025 relates to the Company’s formation and the Initial Public Offering (as defined below). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from a portion of the proceeds derived from the Initial Public Offering and the sale of the Private Placement Warrants (as defined below). The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on September 30, 2025. On October 2, 2025, the Company consummated the initial public offering (the “Initial Public Offering”) of 34,500,000 units ((each a “Unit” and collectively, the “Units”) and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), including 4,500,000 Units issued as a result of the full exercise by the underwriters of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $345,000,000, which is discussed in Note 3. Each Unit consists of one Class A ordinary share and one-sixth of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.

The Company’s sponsor is Rice Acquisition Sponsor 3 LLC, a Delaware limited liability company (the “Sponsor”). Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of an aggregate of 10,650,000 private placement warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”), including 900,000 Private Placement Warrants issued as a result of the full exercise by the underwriters of their over-allotment option, at a price of $1.00 per Private Placement Warrant, or $10,650,000 in the aggregate, in a private placement to the Sponsor. Each Private Placement Warrant is exercisable to purchase one of the Company’s Class A ordinary shares.

Transaction costs amounted to $23,330,776, consisting of $6,900,000 of cash underwriting fee, $13,368,750 of maximum deferred underwriting fee, and $3,062,026 of other offering costs.

Following the closing of the Initial Public Offering, the Public Shareholders (as defined below) hold a direct economic equity ownership interest in the Company in the form of Class A ordinary shares, and an indirect ownership interest in Opco through the Company’s ownership of Class A units of Opco. By contrast, the Initial Shareholders (as defined below) own Founder Securities (as defined below) and Sponsor Securities (as defined below) which include direct economic interests in Opco in the form of Class A and Class B units of Opco and a corresponding non-economic voting equity interest in the Company in the form of Class B ordinary shares (see Note 4).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the net assets held in the Trust Account (as defined below) (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in Trust) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-business combination company owns or acquires 50% or more of the voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Following the closing of the Initial Public Offering on October 2, 2025, an amount of $345,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units and the Private Placement Warrants was placed in a trust account (“Trust Account”) located in the United States with Odyssey Transfer and Trust Company, acting as trustee. The funds may (i) only be invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, (ii) be held as uninvested cash or (iii) be held in an interest or non-interest bearing bank demand deposit account or other accounts at a bank, until the earlier of: (a) the completion of a Business Combination and (b) the distribution of the Trust Account as described below.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 1 — Description of Organization and Business Operations (cont.)

The Company will provide the holders (the “Public Shareholders”) of the Company’s outstanding Class A ordinary shares, par value $0.0001 per share, sold in the Initial Public Offering (the “Public Shares”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then held in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting fee the Company will pay to the underwriters (as discussed in Note 5). The Company will proceed with a Business Combination if a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the holders of our Founder Securities and Sponsor Securities prior to this offering, including our officers and directors to the extent they hold such securities (the “Initial Shareholders”), have agreed to vote their Founder Securities and Sponsor Securities (as defined in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. In addition, the Initial Shareholders have agreed to waive their redemption rights with respect to their Founder Securities and Public Shares in connection with the completion of a Business Combination.

These Public Shares are recorded at redemption value and classified as temporary equity in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

If the Company is unable to complete a Business Combination within 24 months (or 27 months if Sponsor exercises its three-month extension option) from the closing of the Initial Public Offering (the “Combination Period”) or if the Company’s board of directors approves an earlier liquidation, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes of the Company or Opco, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if the Company fails to consummate an initial Business Combination within the Combination Period, or if the Company’s board of directors approves an earlier liquidation.

Pursuant to the Second Amended and Restated Limited Liability Agreement of Opco (the “Opco LLC Agreement”) and a letter agreement that the Sponsor, and the Company’s officers and directors have entered into with the Company, the Sponsor and the Company’s officers and directors have agreed (i) to waive their redemption rights with respect to their Founder Securities and Sponsor Securities, (ii) to waive their redemption rights with respect to their Founder Securities, Sponsor Securities and Public Shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association that would modify the substance or timing of its obligation to provide holders of the Company’s Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination within 24 months (or 27 months if Sponsor exercises its three-month extension option) from the closing of the Initial Public Offering, or if the Company’s board approves an earlier liquidation, (iii) that they will not be entitled to rights to liquidating distributions from the Trust Account with respect to any Founder Securities or Sponsor Securities they hold if the Company fails to consummate an initial Business Combination within 24 months (or 27 months if Sponsor exercises its three-month extension option) from the closing of the Initial Public Offering (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination within the Combination Period), and (iv) that in certain circumstances the Class B units of Opco will have more limited rights to current or liquidating distributions from the Company.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 1 — Description of Organization and Business Operations (cont.)

The underwriters have agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not consummate an initial Business Combination within 24 months (or 27 months if Sponsor exercises its three-month extension option) from the closing of the Initial Public Offering and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement (a “Target”), reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or Target that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statement is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC. The consolidated financial statement includes the accounts of the Company and a variable interest entity (“VIE”) under the VIE provisions of FASB ASC 810, Consolidation (“ASC 810”). Intercompany balances and transactions have been eliminated upon consolidation.

Variable Interest Entity

The Company determines at the inception of each arrangement whether an entity in which the Company holds an investment or in which the Company has other variable interests is considered a VIE. The Company consolidates a VIE’s balance sheet and results of operations into the consolidated financial statements when the Company is the primary beneficiary that meets both of the following criteria: (1) the Company has the power to direct the activities that most significantly affect the VIE’s economic performance and (2) the Company has the obligation to absorb losses or the right to receive benefits of the VIE that in either case could potentially be significant to the VIE.

The Company continually reassesses where it is the primary beneficiary of a VIE for the consolidation analysis. If the Company is not the primary beneficiary in a VIE, the Company accounts for the investment or other variable interest in accordance with applicable U.S. GAAP. Please refer to Note 8 for more details.

The Company will reconsider whether an entity is still a VIE if certain reconsideration events occur as defined in ASC 810.

Non-controlling Interest

Non-controlling interest represents the portion of equity not attributable to the Company and is reported as a separate component of equity on the consolidated balance sheet. Net loss for consolidated VIE is attributed to the Company and to a non-controlling interest holder on the consolidated statement of operations based on respective capital balances.

Liquidity and Capital Resources

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC 205-40, “Presentation of Financial Statements — Going Concern,” the Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if the estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the initial Business Combination. Management has determined that upon the consummation of the Initial Public Offering and the sale of the Private Placement Warrants, the Company has sufficient funds to finance the working capital needs of the Company within one year from the date of issuance of the financial statement. At October 2, 2025, the Company had cash of $3,700,422 and working capital of $2,909,569.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 2 — Summary of Significant Accounting Policies (cont.)

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s consolidated financial statement with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of consolidated financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $3,700,422 of cash and no cash equivalents as of October 2, 2025.

Cash Held in Trust Account

As of October 2, 2025, the assets held in the Trust Account, amounting to $345,000,000, were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, result of operations, and cash flows.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements,” approximates the carrying amounts represented in the consolidated balance sheet, primarily due to their short-term nature.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 2 — Summary of Significant Accounting Policies (cont.)

Offering Costs

The Company complies with the requirements of the FASB ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Class A ordinary shares and warrants, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the warrants and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares subject to possible redemption are charged to temporary equity and offering costs allocated to the Public Warrants and Private Placement Warrants are charged to shareholder’s deficit as Public Warrants and Private Placement Warrants, and, after management’s evaluation are accounted for under equity treatment. Transaction costs amounted to $23,330,776, consisting of $6,900,000 of cash underwriting fee, $13,368,750 of maximum deferred underwriting fee, and $3,062,026 of other offering costs.

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of October 2, 2025, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.

On July 4, 2025, President Trump signed into law the One Big Beautiful Bill Act. FASB ASC Topic 740, requires the effects of changes in tax laws to be recognized in the period in which the legislation is enacted. The Company is currently evaluating the impact of the new law. However, none of the tax provisions are expected to have a significant impact on the Company’s financial statement.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statement of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Warrant Instruments

The Company accounted for the Public and Private Placement Warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging.” Accordingly, the Company evaluated and classified the warrant instruments under equity treatment at their assigned values.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 2 — Summary of Significant Accounting Policies (cont.)

Share-Based Payment Arrangements

The Company accounts for stock awards in accordance with FASB ASC 718, “Compensation—Stock Compensation” (“ASC 718”), which requires that all equity awards be accounted for at their “fair value.” Fair value is measured on the grant date and is equal to the underlying value of the share.

Costs equal to these fair values are recognized ratably over the requisite service period based on the number of awards that are expected to vest, in the period of grant for awards that vest immediately and have no future service condition, or in the period the awards vest immediately after meeting a performance condition becomes probable (i.e., the occurrence of a Business Combination). For awards that vest over time, cumulative adjustments in later periods are recorded to the extent actual forfeitures differ from the Company’s initial estimates; previously recognized compensation cost is reversed if the service or performance conditions are not satisfied and the award is forfeited.

Forward Purchase Agreement

On August 25, 2025, the Company entered into the Forward Purchase Agreement (as defined below) (see Note 5). The Company accounted for the Forward Purchase Agreement as a derivative instrument in accordance with the guidance in FASB ASC 815-40. The Forward Purchase Agreement is a freestanding instrument that is indexed to the issuer’s own stock, mandatorily settleable in shares, contains no problematic cash settlement or variability features, and is not subject to FASB ASC 480 liability treatment. As such, the instrument is appropriately classified as permanent equity under FASB ASC 815-40. In accordance with FASB ASC 815-40-30-1, the Forward Purchase Agreement is initially recorded and measured at relative fair value (i.e., most often representative of the transaction price (i.e., proceeds received for equity-linked instruments allocated on relative fair value basis)); however, when measuring the fair value of the Forward Purchase Agreement, the guidance in ASC 820 Fair Value Measurement will be followed. In accordance with FASB ASC 815-40-35-2 and as a result of the Forward Purchase Agreement initially being classified as permanent equity under Section 815-40-25, the Forward Purchase Agreement will continue to be accounted for within permanent equity as long as the Forward Purchase Agreement continues to meet the permanent equity classification requirements. Subsequent changes in fair value of the Forward Purchase Agreement will not be recognized as long as the Forward Purchase Agreement continues to meet the permanent equity classification requirements.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with FASB ASC 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of October 2, 2025, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of October 2, 2025, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$345,000,000
Less:
Proceeds allocated to Public Warrants	(2,455,250)
Public Shares issuance costs	(23,073,698)
Plus:
Remeasurement of carrying value to redemption value	25,528,948
Class A ordinary shares subject to possible redemption, October 2, 2025	$345,000,000

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 2 — Summary of Significant Accounting Policies (cont.)

Recent Accounting Pronouncements

In November 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures.” The amendments in this ASU require disclosures, on an annual and interim basis, of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), as well as the aggregate amount of other segment items included in the reported measure of segment profit or loss. The ASU requires that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. Public entities will be required to provide all annual disclosures currently required by Topic 280 in interim periods, and entities with a single reportable segment are required to provide all the disclosures required by the amendments in this ASU and existing segment disclosures in Topic 280. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The Company adopted ASU 2023-07 on June 6, 2025, inception date.

The Company’s management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying consolidated financial statement.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering on October 2, 2025, the Company sold 34,500,000 Units, including 4,500,000 Units as a result of the full exercise by the underwriters of their over-allotment option, at a purchase price of $10.00 per Unit, or an aggregate of $345,000,000. Each Unit consists of one Class A ordinary share, and one-sixth of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).

Note 4 — Related Party Transactions

Founder Securities and Sponsor Securities

On June 20, 2025, the Sponsor received 9,487,500 Class B units of Opco for no consideration and purchased 9,487,500 corresponding Class B ordinary shares of the Company, par value $0.0001, 2,500 of the Company’s Class A ordinary shares, 100 Class A units of Opco and 100 corresponding Class B ordinary shares of the Company for aggregate consideration of $26,000. Of the aggregate consideration, Opco received $1,000 for the Class A units and the Company received $25,000 for the Class A ordinary shares and the Class B ordinary shares. The Company then subscribed and paid for 2,500 Class A units of Opco for $25,000.

On September 16, 2025, in exchange for their services as independent directors through the Company’s initial Business Combination, the Sponsor forfeited 90,000 Class B units of Opco, and 30,000 Class B units of Opco were issued to each of the Company’s independent director nominees; the Sponsor also transferred a corresponding number of Class B ordinary shares to the Company’s independent director nominees for approximately $0.000105 per share. The transfer of the Founder Securities (as defined below) to the holders are in the scope of ASC 718. Under ASC 718, share-based compensation associated with equity-classified awards is measured at fair value upon the assignment date. The total fair value of the 90,000 Founder Securities assigned to the holders on September 16, 2025 was $188,100 or $2.09 per share. The shares were transferred subject to a performance condition (i.e., providing services through Business Combination). Share-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of shares that ultimately vest times the assignment date fair value per share (unless subsequently modified) less the amount initially received for the shares. As of October 2, 2025, the Company determined that the initial Business Combination is not considered probable and therefore no compensation expense has been recognized.

Subsequently in September 2025, due to an increase in the size of the Initial Public Offering, the Company effected a share capitalization of 2,012,500 Class B ordinary shares and Opco effected an additional issuance of 2,012,500 Class B units of Opco.

As a result, the Initial Shareholders, which include the Sponsor, currently own 11,500,100 Class B ordinary shares of the Company, 11,500,000 Class B units of Opco, 100 Class A units of Opco and 2,500 Class A ordinary shares of the Company. All share and per-share amounts have been retroactively restated.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 4 — Related Party Transactions (cont.)

The Sponsor had agreed to forfeit up to 1,500,000 Founder Securities to the extent that the over-allotment option was not exercised in full by the underwriter. The forfeiture would have been adjusted to the extent that the over-allotment option was not exercised in full by the underwriter so that the Founder Securities would represent approximately 25% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding any shares issuable upon exercise of any warrants). On October 2, 2025, the underwriters exercised their over-allotment option in full as part of the closing of the Initial Public Offering. As such, the 1,500,000 Class B ordinary shares and 1,500,000 Class B units of Opco are no longer subject to forfeiture.

The Sponsor and the Company’s directors and executive officers have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Securities, and any of the Company’s Class A ordinary shares acquired upon exchange of the Founder Securities, until the earliest of: (i) six months after the completion of the initial Business Combination, and (ii) subsequent to the initial Business Combination, the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. Any permitted transferees would be subject to the same restrictions and other agreements of the Sponsor, Company’s directors and executive officers with respect to any Founder Securities.

The Company refers to the 11,500,000 Class B units of Opco (or the Class A units of Opco into which such Class B units are expected to convert), together with a corresponding number of the Company’s Class B ordinary shares, collectively as the “Founder Securities.”

The Company refers to the 100 Class A units of Opco, together with a corresponding number of the Company’s Class B ordinary shares, and the 2,500 Class A ordinary shares of the Company purchased by the Sponsor in a private placement prior to the Initial Public Offering collectively as the “Sponsor Securities.”

The Class A units of Opco that comprise the Founder Securities and Sponsor Securities will be exchangeable (together with the cancellation of a corresponding number of the Company’s Class B ordinary shares) for the Company’s Class A ordinary shares after the completion of initial Business Combination on a one-for-one basis, subject to adjustment as provided herein. Each Class B ordinary share has no economic rights but entitles its holder to one vote. Prior to the completion of an initial Business Combination, only holders of the Company’s Class B ordinary shares will be entitled to vote on the appointment of directors or in a vote to transfer the Company by way of continuation in a jurisdiction outside the Cayman Islands.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Sponsor pursuant to a written agreement purchased in a private placement an aggregate of 10,650,000 Private Placement Warrants, including 900,000 Private Placement Warrants as a result of the full exercise by the underwriters of their over-allotment option, at a price of $1.00 per Private Placement Warrant, or $10,650,000 in the aggregate. Each whole Private Placement Warrant is exercisable to purchase one whole Class A ordinary share at a price of $11.50 per share, subject to adjustment. If the Company does not complete a Business Combination within the Combination Period, or if the board approves an earlier liquidation, the portion of the proceeds from the sale of the Private Placement warrants held in the Trust Account will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

Promissory Note — Related Party

On June 20, 2025, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to the promissory note (the “Note”). This Note is non-interest bearing and payable on the earlier of June 30, 2026 or the completion of the Initial Public Offering. As of October 2, 2025, the Company borrowed a total of $257,036 under the Note and is due on demand. The borrowings under the Note are no longer available.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company will repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of October 2, 2025, the Company had no borrowings under the Working Capital Loans.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 4 — Related Party Transactions (cont.)

Administrative Services Agreement

Commencing on October 1, 2025, the date that the Company’s securities were first listed on the New York Stock Exchange, the Company agreed to pay the Sponsor a total of $20,000 per month for office space, utilities, secretarial support and administrative services provided to the Company and certain legal expenses of the Sponsor or related to its formation. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. As of October 2, 2025, nothing has been accrued under this agreement.

Forward Purchase Agreement

In contemplation of the Initial Public Offering, on August 25, 2025, the Company entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Shalennial Acquisition Sponsor 3 LLC (“Rice Sponsor”) and Mercuria Energy Group Holding, SA (“Mercuria Sponsor”), whereby they have agreed to purchase 3,000,000 Class A ordinary shares and 7,000,000 Class A ordinary shares (collectively, the “forward purchase shares”), respectively, at a price of $10.00 per share for an aggregate purchase price of $100,000,000 in a private placement that will close substantially concurrently with the consummation of initial Business Combination. The forward purchase shares to be sold will be identical to the Public Shares, except that they will be subject to certain transfer restrictions and have registration rights. The funds from the sale of the forward purchase shares will be used to fund a portion of the purchase price of the initial Business Combination and/or for the working capital needs of the post-business combination company. The obligations to purchase forward purchase shares under the Forward Purchase Agreement are independent of the percentage of shareholders electing to redeem their Public Shares and will provide the Company with an increased minimum funding level for the initial Business Combination. Each of Rice Sponsor and Mercuria Sponsor, both of whom are members of the Sponsor, may transfer the obligation to purchase the shares, in whole or in part, to their respective affiliates. In addition, Mercuria Sponsor may terminate its commitment to purchase forward purchase shares at any time in its sole discretion; and as such, there can be no assurance that Mercuria Sponsor will acquire any forward purchase shares. In the event of such termination, in connection with the consummation of the Company’s initial Business Combination, 100% of Mercuria Sponsor’s membership interest in the Sponsor will be automatically redeemed by the Sponsor in exchange for a distribution to Mercuria Sponsor in an amount in cash equal to its unreturned capital contributions with respect to the Sponsor.

On August 25, 2025, the fair value of the Forward Purchase Agreement was $1,168,054 or $0.117 per share and has been classified and recorded within the permanent equity section of the Company’s consolidated balance sheet.

Note 5 — Commitments and Contingencies

Registration Rights

The holders of Sponsor Securities, Founder Securities, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants or exchange of the Founder Securities issued upon exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon exchange of the Founder Securities) are entitled to registration rights pursuant to a registration rights agreement entered into prior to the consummation of the Initial Public Offering (in the case of the Founder Securities, only after they become exchangeable for Class A ordinary shares). The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggyback” registration rights with respect to registration statements filed subsequent to the completion of the Company’s initial Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 5 — Commitments and Contingencies (cont.)

Underwriting Agreement

The underwriters had a 45-day option from the date of the Initial Public Offering to purchase up to an additional 4,500,000 Units to cover over-allotments, if any. On October 1, 2025, the underwriters elected to fully exercise their over-allotment option to purchase an additional 4,500,000 Units at a price of $10.00 per Unit.

The underwriters were entitled to an underwriting discount of $0.20 per Unit, or $6,900,000 in the aggregate due to the underwriter’s exercise of their over-allotment option in full, paid at closing of the Initial Public Offering. In addition, $0.3875 per Unit, or approximately $13,368,750 in the aggregate, is the maximum amount that will be payable to the underwriters for deferred underwriting fee. The deferred underwriting commissions will range from $0 to approximately $13.4 million, depending on the number of Public Shares that remain outstanding following consummation of the Company’s initial Business Combination, as further described in the underwriting agreement. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Deferred Legal Fees

Certain of the Company’s legal counsel agreed to defer their fees in excess of the $350,000 to be paid in connection with the consummation of the Initial Public Offering. The deferred fee will become payable, and its amount will be determined, in connection with the Company’s completion of a Business Combination or liquidation.

Risks and Uncertainties

The Company’s ability to complete an initial Business Combination may be adversely affected by various factors, many of which are beyond the Company’s control. The Company’s ability to consummate an initial Business Combination could be impacted by, among other things, changes in laws or regulations, downturns in the financial markets or in economic conditions, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Ukraine and the Middle East. The Company cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Note 6 — Shareholders’ Deficit

Preference Shares — The Company is authorized to issue 1,000,000 preference shares, with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of October 2, 2025, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 300,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of October 2, 2025, there were 2,500 Class A ordinary shares issued and outstanding, excluding the 34,500,000 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue 30,000,000 Class B ordinary shares with a par value of $0.0001 per share. As of October 2, 2025, there were 11,500,100 Class B ordinary shares issued and outstanding.

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 6 — Shareholders’ Deficit (cont.)

Class A and Class B Units of Opco — For each Class B ordinary share of Rice Acquisition Corporation 3, there is a corresponding Class A or Class B unit of Opco. In connection with the initial Business Combination, or in certain circumstances described in the Opco LLC Agreement at specified times thereafter, the Class B units of Opco are expected to convert into Class A units of Opco on a one-for-one basis, subject to adjustment. The Class A units will be exchangeable (together with the cancellation of a corresponding number of the Company’s Class B ordinary shares) for the Company’s Class A ordinary shares after the time of the Company’s initial Business Combination on a one-for-one basis. The Class B ordinary shares comprising the Founder Securities and Sponsor Securities cannot be transferred without transferring a corresponding number of Class A units or Class B units of Opco, as applicable, and vice versa. Additionally, the Class B units that the Sponsor holds in the Opco were issued for no consideration and are profit interests only, no non-controlling interest will be ascribed to these Class B units.

On September 16, 2025, the Sponsor forfeited 90,000 Class B units of Opco, and 30,000 Class B units of Opco were issued to each of the independent director nominees in exchange for their services as independent directors through the Company’s initial Business Combination; the Sponsor also transferred a corresponding number of its Class B ordinary shares to the Company’s independent directors. Subsequently in September 2025, due to an increase in the size of the Initial Public Offering, the Company effected a share capitalization of 2,012,500 Class B ordinary shares and Opco effected an additional issuance of 2,012,500 Class B units of Opco.

As a result, the Initial Shareholders, which include the Sponsor, currently own 11,500,100 Class B ordinary shares of the Company, 11,500,000 Class B units of Opco, 100 Class A units of Opco and 2,500 Class A ordinary shares of the Company. All share and per-share amounts have been retroactively restated.

As of October 2, 2025, there were an aggregate of 34,502,600 Class A units of Opco outstanding (34,502,500 Class A units held by Rice Acquisition Corporation 3 and 100 Class A units held by the Sponsor) and 11,500,000 Class B units of Opco outstanding.

Warrants — As of October 2, 2025, there were 5,750,000 Public Warrants and 10,650,000 Private Placement Warrants issued and outstanding.

Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable 30 days after the completion of a Business Combination; provided that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, it will use its commercially reasonable efforts to file with the SEC and have an effective registration statement covering the Class A ordinary shares issuable upon exercise of the warrants and to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

The warrants have an exercise price of $11.50 per share, subject to adjustments, and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. Upon the exercise of a warrant to purchase one Class A ordinary share, the Company will exercise a corresponding warrant to acquire one Class A unit of Opco.

In addition, if (i) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Securities held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (ii) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (iii) the volume weighted average trading price of Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and, in the case of the Public Warrants only, the $18.00 per share redemption trigger price described under “Redemption of Public Warrants” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 6 — Shareholders’ Deficit (cont.)

Redemption of Public Warrants:

Once the Public Warrants become exercisable, the Company may redeem the outstanding warrants:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon a minimum of 30 days’ prior written notice of redemption; and

●	if, and only if, the last sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Public Warrant holders.

The Company will not redeem the warrants for cash unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30-day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If the Company calls the warrants for redemption for cash as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.”

Except as described below and in the private warrant agreement, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants. The Private Placement Warrants (including the Class A ordinary shares or Class A units of Opco (and corresponding Class B ordinary shares) issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of an initial Business Combination, except, among other limited exceptions, and will not be redeemable by the Company.

Upon the exercise of a warrant to purchase one Class A ordinary share, the Company will exercise a corresponding warrant to acquire one Class A unit of Opco.

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 7 — Segment Information

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s CODM, or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Financial Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources. Accordingly, management has determined that the Company only has one reportable segment.

The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, CODM reviews several key metrics, which include the following:

October 2, 2025
Cash held in Trust Account	$345,000,000

The CODM will review the interest that will be earned and accrued on cash held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the Trust Agreement.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 8 — Variable Interest Entity

The Company consolidates a VIE when the Company has the power to direct the activities that most significantly impact the VIE’s economic performance and the obligation to absorb losses or the right to receive benefits of the VIE, which could potentially be significant to the VIE, and, as a result, are considered the primary beneficiary of the VIE.

Opco — On June 10, 2025, the Company formed and registered a subsidiary, Opco, a Cayman Islands limited liability company, pursuant to the Limited Liabilities Companies Act (As Revised) (the “Act”) for the sole purposes of effecting the initial Business Combination. On June 20, 2025, Opco issued 100 Class A units to the Sponsor in exchange for $1,000, 2,500 Class A units to the Company in exchange for $25,000, and 9,487,500 Class B units to Sponsor for no consideration. Only Class A units of Opco provide holders voting rights.

On September 16, 2025, in exchange for their services as independent directors through the Company’s initial Business Combination, the Sponsor forfeited 90,000 Class B units of Opco, and 30,000 Class B units of Opco were issued to each of the Company’s independent director nominees; the Sponsor also transferred a corresponding number of Class B ordinary shares to the Company’s independent director nominees. Subsequently in September 2025, due to an increase in the size of the Initial Public Offering, the Company effected a share recapitalization of 2,012,500 Class B ordinary shares and Opco effected an additional issuance of 2,012,500 Class B units of Opco.

As a result, the Initial Shareholders, which include the Sponsor, currently own 11,500,000 Class B units, 100 Class A units of Opco and 2,500 Class A ordinary shares of the Company. All share and per-share amounts have been retroactively restated.

Pursuant to the Opco LLC Agreement, the Company was designated as the manager of Opco, granting the Company with the power to direct the activities that most significantly affect Opco’s economic performance without requiring any approval of Opco’s members. The Opco LLC Agreement provides that profits and losses of Opco be allocated pro rata to each member’s respective capital balance.

The Company concluded that the Company had a variable interest in Opco as the Company has the power to direct the activities that most significantly impact the economic performance of Opco and the obligation to absorb losses or the right to receive benefits of Opco. Therefore, the Company is the primary beneficiary of Opco and is required to consolidate Opco.

Note 9 — Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

RICE ACQUISITION CORPORATION 3
Notes to Consolidated Financial Statement

October 2, 2025

Note 9 — Fair Value Measurements (cont.)

The fair value of the Public Warrants issued in the Initial Public Offering is $2,455,250, or $0.427 per Public Warrant. The Public Warrants issued in the Initial Public Offering have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public Warrants issued in the Initial Public Offering:

October 2, 2025
Underlying share price	$10.34
Exercise price	$11.50
Expected term to De-SPAC	2 years
Warrant term	7 years
Volatility	5.00%
Probability of De-SPAC and implied market adjustment	26.90%
Risk-free rate	3.79%

The fair value of the Forward Purchase Agreement entered on August 25, 2025 is $1,168,054, or $0.117 per forward purchase share. The Forward Purchase Agreement has been classified within shareholders’ deficit and will not require remeasurement after initial recognition. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Forward Purchase Agreement on initial recognition:

August 25, 2025
Underlying share price	$9.92
Contract price	$10.00
Share forward price	$10.72
Expected term to De-SPAC	2.10 years
Risk-free rate	3.66%
Probability of De-SPAC and implied market adjustment	17.60%

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through October 8, 2025, the date that the consolidated financial statement was issued. Based on this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statement.